Exhibit 10.7
AEGIS IDENTITY SOFTWARE, INC.

SUBSCRIPTION AGREEMENT

The undersigned (the “Investor”) hereby confirms its agreement with Aegis Identity Software, Inc., a [Delaware] corporation (the “Company”), as follows:

1.           This Subscription Agreement, including the Terms and Conditions for Purchase of Securities attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between the Company and the Investor.

2.           The Company has authorized the sale and issuance to certain investors of a minimum of __________ and up to a maximum of __________ authorized and unissued shares (the “Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), at an initial public offering price of $____ per Share (the “Purchase Price”).

3.           The offering and sale of the Shares (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-1, File No. 333-_____ (the “Registration Statement”) filed under the Securities Act of 1933, as amended (the “Securities Act”), and by the Company with the U.S. Securities and Exchange Commission (the “Commission”) (including the preliminary prospectus contained therein (the “Preliminary Prospectus”)), and (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act), that have been filed with the Commission and delivered to the Investor on or prior to the date hereof (the “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Shares, the terms of the Offering and the Company, and (3) a final prospectus (the “Prospectus”) that has been or will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission).

4.           The Company and the Investor agree that at the Closing (as defined in Section 3.1 of Annex I), the Investor will purchase from the Company and the Company will issue and sell to the Investor the Shares set forth below for the aggregate Purchase Price set forth below.  The Shares shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by the Underwriter (the “Underwriter”) named in the Prospectus.

5.           The manner of settlement of the Shares purchased by the Investor shall be determined by such Investor as follows (check one):

[   ]         A.      Delivery by crediting the account of the Investor’s prime broker (as specified by such Investor on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Investor’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by DTC, the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction.  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)
DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DWAC INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR TO THE FOLLOWING ACCOUNT:

Bank Name: Signature Bank

ABA Number: _____________

A/C Name: Signature Bank, as Escrow Agent for
Aegis Identity Software, Inc.

A/C Number:  _____________

FBO: Investor Name: ______________________________

Social Security Number or
Employer Identification Number: ____________________

—OR—

[   ]         B.       Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall issue Shares registered in the Investor’s name and address as set forth below and released by the Transfer Agent directly to the account(s) at Burnham Securities Inc. (the “Underwriter”) identified by the Investor; upon receipt of such Shares, the Underwriter shall promptly electronically deliver such Shares to the Investor, provided, that not later than the date that is one (1) business day prior to the Closing Date, payment shall be made by the Underwriter by wire transfer to an Escrow Account).  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY AGENT OF THE ACCOUNT OR ACCOUNTS AT THE UNDERWRITER TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT THE UNDERWRITER TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

6.           The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or an Associated Person (as such term is defined under the FINRA’s NASD Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

7.           The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Preliminary Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”).  Such information may be provided to the Investor by any means permitted under the Securities Act, including the Prospectus, a free writing prospectus and oral communications.

8.           No offer by the Investor to buy Shares will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Shares:
Purchase Price per Share:	$
Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: __________ __, 2015

INVESTOR

By:
Print Name:
Title:
Address:

Agreed and Accepted

this ____ day of _________ 2015:

AEGIS IDENTITY SOFTWARE, INC.

By:
Name:
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

1.           Authorization and Sale of the Shares.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.

2.           Agreement to Sell and Purchase the Shares; Underwriter.

2.1           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2           The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of Shares to them.  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and this Agreement and the Subscription Agreements executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”

2.3           Investor acknowledges that the Company has agreed to pay Burnham Securities Inc. (the “Underwriter”) a fee (the “Underwriting Fee”) and to reimburse the Underwriter for certain expenses in respect of the sale of the Shares to the Investor, to make certain other payments to the Underwriter (the “Advisory Fee”) and to deliver certain warrants to the Underwriter (the “Underwriter’s Warrants”), all as set forth in the Preliminary Prospectus.

2.4           The Company has entered into an Underwriting Agreement, dated the date hereof (the “Underwriting Agreement”), with the Underwriter that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.

3.           Closings and Delivery of the Securities and Funds.

3.1           Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Underwriter, and of which the Investors will be notified in advance by the Underwriter, in accordance with Rule 15c6-l promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause Depository Trust Company, the Company’s “Transfer Agent,” to deliver to the Investor the number of Shares purchased by the Investor as set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, and (b) the aggregate purchase price for the Shares being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Obligations of the Parties.

(a)          Conditions to the Company’s Obligations.  The Company’s obligation to issue and sell the Shares to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, all as set forth in this Annex I and in the Subscription Agreement to which it is attached.

(b)          Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including without limitation, those contained in the Underwriting Agreement, and to the condition that the Underwriter shall not have: (a) terminated the Underwriting Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Underwriting Agreement have not been satisfied.  The Investor’s obligations are expressly not conditioned on the purchase by any Other Investor of the Shares that such Other Investor has agreed to purchase from the Company, but are explicitly conditioned on the purchase by Investors and sale by the Company of not less than _________ Shares in the offering.  The Investor understands and agrees that, in the event that the Underwriter in its sole discretion determines that the conditions to closing in the Underwriting Agreement have not been satisfied or if the Underwriting Agreement may be terminated for any other reason permitted by such Underwriting Agreement, then the Underwriter may, but shall not be obligated to, terminate such Agreement, which shall have the effect of terminating this Subscription Agreement pursuant to Section 13 below.

3.3           Delivery of Funds.

(a)          DWAC Delivery.  If the Investor elects to settle the Shares purchased by such Investor through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Investor to the following Escrow Account designated by the Company:

Bank Name:
ABA Number:
A/C Name:
A/C Number:

FBO: Investor Name: ______________________________

Social Security Number or
Employer Identification Number: ____________________

(b)          Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at the Underwriter to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Investor.

3.4           Delivery of Shares.

(a)          DWAC Delivery.  If the Investor elects to settle the Shares purchased by such Investor through DTC’s DWAC delivery system, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares.  Such DWAC instruction shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Investor by the Underwriter.  Upon the closing of the Offering, the Company shall direct the Transfer Agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

(b)          Delivery Versus Payment through The Depository Trust Company.  If the Investor elects to settle the Shares purchased by such Investor by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify the Underwriter of the account or accounts at the Underwriter to be credited with the Shares being purchased by such Investor.  On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) at the Underwriter identified by Investor.  Upon receipt of such Shares, the Underwriter shall promptly electronically deliver such Shares to the Investor, and simultaneously therewith payment shall be made by the Underwriter by wire transfer to the Company.

4.           Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Underwriter that:

4.1           The Investor (a) has answered all questions in this Subscription Agreement, including this Annex I and the Investor Questionnaire in Exhibit A, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (b) in connection with its decision to purchase the Shares set forth in the Subscription Agreement, has received and is relying only upon the Disclosure Package and the documents incorporated by reference therein and the Offering Information.

4.2           (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Underwriter that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Underwriter is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Preliminary Prospectus, the Prospectus or any free writing prospectus.

4.3           (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4           The Investor understands that nothing in this Agreement, the Preliminary Prospectus, the Disclosure Package, the Offering Information, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

5.           Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Underwriter, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Shares and the payment therefor.  The Underwriter shall be a third party beneficiary with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.           Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)           if to the Company, to:

Aegis Identity Software, Inc.
750 West Hampden Avenue, Suite 500
Englewood, Colorado 80110
Facsimile:  (303) 474-7892
Attention:  Mr. Robert Lamvik, Chief Executive Officer

with a copy (which shall not constitute notice) to each of:

Olshan Frome Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, NY 10022
Facsimile:  (212) 451-2222
Attention:  Spencer G. Feldman, Esq.

Burnham Securities Inc.
18500 Von Karman Avenue, Suite 560
Irvine, CA 92162
Facsimile: (949) 390-9579
Attention:  Mr. Daniel J. McClory, Managing Director, Investment Banking

(b)           if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission).

12.           Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s signed counterpart to this Agreement, together with the Prospectus (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of the Shares to such Investor.

13.           Termination.  In the event that the Underwriting Agreement is terminated by the Underwriter pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

EXHIBIT A

AEGIS IDENTITY SOFTWARE, INC.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to the Agreement, please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:
2.	The relationship between the Investor and the registered holder listed in response to item 1 above:
3.	The mailing address of the registered holder listed in response to item 1 above:
4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:
5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):
6.	DTC Participant Number:
7.	Name of Account at DTC Participant being credited with the Shares:
8.	Account Number at DTC Participant being credited with the Shares: